EXHIBIT 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Edward A. Stern, certify that:

1. I have reviewed this Form 10-KSB/A (Amendment No. 1) of Kreisler Manufacturing Corporation; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Edward A. Stern
Edward A. Stern, Chief Financial Officer

Date: October 29, 2007